                                                                    Exhibit 24.1


                                   DIRECTOR OF
                               SINTER METALS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director of Sinter Metals, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph W. Carreras, Michael T. Kestner, Ian B. Hessel and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Class A Common Stock, $0.001 par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 23, 1996.



/s/ E. Joseph Hochreiter
------------------------------------
/s/ E. Joseph Hochreiter

                                   DIRECTOR OF
                               SINTER METALS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned director of Sinter Metals, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph W. Carreras, Michael T. Kestner, Ian B. Hessel and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Class A Common Stock, $0.001 par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 23, 1996.



/s/ Charles E. Volpe
--------------------------
Charles E. Volpe
Director

                             DIRECTOR AND OFFICER OF
                               SINTER METALS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned Chairman of the Board, director and officer of Sinter Metals, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph W. Carreras, Michael T. Kestner, Ian B. Hessel and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Class A Common Stock, $0.001 par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 23, 1996.





/s/ Joseph W. Carreras
---------------------------------
Joseph W. Carreras
Chairman of the Board and Chief
  Executive Officer
(Principal Executive Officer)

                                   OFFICER OF
                               SINTER METALS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned officer of Sinter Metals, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph W. Carreras, Michael T. Kestner, Ian B. Hessel and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for her and in her name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Class A Common Stock, $0.001 par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 23, 1996.





/s/ Michael T. Kestner
-------------------------------------
Michael T. Kestner
Vice President, Chief Financial
  Officer and Secretary
(Principal Financial Officer)

                                   OFFICER OF
                               SINTER METALS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned officer of Sinter Metals, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph W. Carreras, Michael T. Kestner, Ian B. Hessel and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Class A Common Stock, $0.001 par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 23, 1996.







/s/ Donald L. LeVault
--------------------------------
Donald L. LeVault
President and Director

                                   OFFICER OF
                               SINTER METALS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  The undersigned officer of Sinter Metals, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph W. Carreras, Michael T. Kestner, Ian B. Hessel and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the undersigned, for him and in his name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Class A Common Stock, $0.001 par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 23, 1996.






/s/ Ian B. Hessel
-----------------------------------
Ian B. Hessel
Controller
(Principal Accounting Officer)

                               SINTER METALS, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                                POWER OF ATTORNEY


                  Sinter Metals, Inc., a Delaware corporation (the "Company"), hereby constitutes and appoints Joseph W. Carreras, Michael T. Kestner, Ian B. Hessel and Christopher M. Kelly and each of them, with full power of substitution and resubstitution, as attorneys-in-fact or attorney-in-fact of the Company, for it and in its name, place and stead, to sign and file with the Securities and Exchange Commission under the Securities Act of 1933 (the "Securities Act") one or more Registration Statement(s) on Form S-1 relating to the registration of the offering for sale of the Class A Common Stock, $0.001 par value per share of the Company, with any and all amendments, supplements and exhibits thereto, including pre-effective and post-effective amendments or supplements or any additional registration statement filed pursuant to Rule 462 promulgated under the Securities Act, with full power and authority to do and perform any and all acts and things whatsoever that any of said attorneys or their substitutes may deem necessary or desirable, in his or their sole discretion, with any such act or thing being hereby ratified and approved in all respects without any further act or deed whatsoever.

                  EXECUTED as of December 23, 1996.



SINTER METALS, INC.



By: /s/ Joseph W. Carreras
   ----------------------------------------
   Joseph W. Carreras
   President and Chief Executive Officer